UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

December 4, 2009

CRC Crystal Research Corporation

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52472	86-0728263
(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, AZ	85205
(Address of Principal Executive Offices)	(Zip Code)

480.452.3301

(Registrant's Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On December 4, 2009, CRC Crystal Research Corporation’s (the “Registrant”) independent registered public accounting firm, GBH CPAs, PC, (“GBH”) informed the Registrant that disclosure should be made to prevent future reliance on the Registrant’s financial statements for the fiscal year ended December 31, 2008 and the fiscal quarters ended March 31 and June 30, 2009, respectively.

The Registrant’s financial statements for the fiscal year ended December 31, 2008 were issued by Moore and Associates Chartered Accountants and Advisors (“Moore”).  As disclosed on Form 8-K/A filed by the Registrant on September 3, 2009 with the Securities and Exchange Commission, on August 27, 2009, the PCAOB revoked the registration of Moore, due to violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  GBH has advised the Registrant that we need to restate our financial statements for the fiscal year ended December 31, 2008 and as a result of such restatement, we will also need to restate our financial statements for the quarterly periods ended March 31 and June 30, 2009, respectively.  Following a discussion between the Registrant and GBH, the Registrant determined that the appropriate course of action is for the Registrant to file, as soon as practicable, amendments to its annual report on Form 10-K for the fiscal year ended December 31, 2008 and quarterly report on Form 10-Q for the fiscal periods ended March 31 and June 30, 2009, respectively, containing restated financial statements.

The filing of any amendments to annual or quarterly reports shall not be deemed to be an admission that the original filings, when made, included any untrue statements of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

On December 7, 2009, the Registrant provided a draft copy of this report on Form 8-K to GBH, requesting their comments on the information contained therein.   The responsive letter from GBH is filed as an exhibit to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
7.1	Responsive Letter from GBH CPAs, PC dated December 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 2009

By: /s/ Kiril A. Pandelisev

Name: Dr  Kiril A. Pandelisev
Title: CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
7.1	Responsive Letter from GBH CPAs, PC dated December 7, 2009

2